Exhibit 99.1

AVANT APPEALS DELISTING NOTIFICATION FROM NASDAQ

NEEDHAM, MA (January 9, 2008):  AVANT Immunotherapeutics, Inc. (Nasdaq: AVAN) announced today that on January 8, 2008 it received a letter from The NASDAQ Stock Market indicating that AVANT had failed to regain compliance with the Nasdaq Capital Market’s minimum bid price requirement of $1.00 per share for continued listing of AVANT’s common stock on the Nasdaq Capital Market as set forth in Marketplace Rule 4310(c)(4) (the “Staff Determination”). As a result, AVANT’s common stock is subject to be delisted from the Nasdaq Capital Market on January 17, 2008. Following procedures set forth in the Nasdaq Marketplace Rule 4800 series, AVANT has requested a hearing before a Nasdaq Listing Qualifications Panel (the “Panel”) to review the Staff Determination. The hearing request will stay the delisting of AVANT’s common stock, pending the decision of the Panel, allowing it to continue to trade on the Nasdaq Capital Market. Historically Panels have generally viewed a near-term reverse stock split as the only definitive plan acceptable to resolve a bid price deficiency. AVANT expects to execute such a reverse stock split in connection with its pending merger with Celldex Therapeutics, Inc. (“Celldex”). There can be no assurance however, that the Panel will grant AVANT’s request for continued listing on the Nasdaq Capital Market.

In the event that the Panel denies AVANT’s request for continued listing on the Nasdaq Capital Market, AVANT’s common stock shall be delisted from the Nasdaq Capital Market.  Following such delisting, AVANT’s common stock could be eligible to trade on the OTC Bulletin Board. Further, AVANT may apply to trade on the Nasdaq Global Market following the closing of the proposed merger with Celldex.  Additional information on AVANT Immunotherapeutics, Inc. can be obtained through our site on the World Wide Web:  http://www.avantimmune.com.

Additional Information about the Merger and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger of AVANT and Celldex. In connection with the proposed merger, AVANT and Celldex intend to file relevant materials with the SEC, including AVANT’s proxy statement/prospectus on Form S-4.

SHAREHOLDERS OF AVANT ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING AVANT’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and AVANT shareholders will receive information at an appropriate time on how to obtain transaction-related documents for free from AVANT. Such documents are not currently available.

Participants in the Solicitation

The directors and executive officers of AVANT and Celldex may be deemed to be participants in the solicitation of proxies from the holders of AVANT common stock in respect of the proposed transaction. Information about the directors and executive officers of AVANT is set forth in the proxy statement for AVANT’s most recent 10-K, which was filed with the SEC on March 16, 2007. Investors may obtain additional information regarding the interest of AVANT and its directors and executive officers, and Celldex and its directors and executive officers in the proposed transaction by reading the proxy statement regarding the acquisition when it becomes available.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: The statements made in this press release which are not statements of historical fact are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements that may be identified by words such as “expectations,” “remains,” “focus,” “expected,” “prospective,” “expanding,” “building,” “continue,” “progress,” “plan,” “efforts,” “hope,” “believe,” “objectives,” “opportunities,” “will,” “seek,” and other expressions which are predictions of or indicate future events and trends and which do not constitute historical matters identify forward-looking statements. These statements also include statements regarding: (i) AVANT’s expectations regarding its restructuring and quarterly cash burn rate, (ii) AVANT’s expectations regarding the Merger (iii) AVANT’s expectations of royalty payments from PRF related to Rotarix, (iv) AVANT’s expectations to initiate its own sponsored double-blind, placebo-controlled Phase 2 dose-ranging trial of Ty800 and Phase 1/2 trial of its ETEC Cholera vaccine candidate, and (v) statements made regarding AVANT’s goals for its programs and products. This release includes forward-looking statements that are subject to a variety of risks and uncertainties and reflect AVANT’s current views with respect to future events and financial performance. There are a number of important factors that could cause the actual future experience and results to differ materially from those expressed in any forward-looking statement made by AVANT.

Factors related to the Merger include, but are not limited to: (i) costs related to the Merger; (ii) failure of AVANT’s shareholders to approve the Merger; (iii) AVANT’s or Celldex’s inability to satisfy the conditions of the Merger; (iv) AVANT’s inability to maintain its NASDAQ listing; (v) the risk that AVANT’s and Celldex’s businesses will not be integrated successfully; (vi) the combined company’s inability to further identify, develop and achieve commercial success for new products and technologies; (vii) the possibility of Merger-related delays in the research and development necessary to select drug development candidates and delays in clinical trials; (viii) the risk that clinical trials by the combined company may not result in marketable products; (ix) the risk that the combined company may be unable to successfully secure regulatory approval of and market its drug candidates; (x) the risks associated with reliance on outside financing to meet capital requirements; (xi) risks associated with Celldex’s new and uncertain technology and the development of competing technologies; and (xii) risks related to the combined company’s ability to protect its proprietary technologies and patent-infringement claim.

Factors not related to the Merger include, but are not limited to: (1) the ability to adapt AVANT’s vectoring systems to develop new, safe and effective orally administered vaccines against other disease causing agents; (2) the ability to successfully complete product research and further development, including animal, pre-clinical and clinical studies, and commercialization of CholeraGarde(R) (Peru-15), Ty800, ETEC Cholera vaccine, and other products and AVANT’s expectations regarding market growth;

(3) the cost, timing, scope and results of ongoing safety and efficacy trials of CholeraGarde(R) (Peru-15), Ty800, ETEC Cholera vaccine and other preclinical and clinical testing; (4) the ability to negotiate strategic partnerships or other disposition transactions for AVANT’s cardiovascular programs, including TP10 and CETi; (5) the ability of AVANT to manage multiple clinical trials for a variety of product candidates; (6) AVANT’s expectations regarding its technological capabilities and expanding its focus to broader markets for vaccines; (7) AVANT’s ability to develop products through its collaborations; (8) changes in existing and potential relationships with corporate collaborators; (9) the availability, cost, delivery and quality of clinical and commercial grade materials produced at AVANT’s own manufacturing facility or supplied by contract manufacturers and partners; (10) the timing, cost and uncertainty of obtaining regulatory approvals; (11) the ability to develop and commercialize products before competitors that are superior to the alternatives developed by competitors; (12) the ability to retain certain members of management;(13) AVANT’s expectations regarding research and development expenses and general and administrative expenses; (14) AVANT’s expectations regarding cash balances, capital requirements, anticipated royalty payments (including those from PRF), revenues and expenses, including infrastructure expenses; (15) AVANT’s belief regarding the validity of its patents and potential litigation; and (16) certain other factors that might cause AVANT’s actual results to differ materially from those in the forward-looking statements including those set forth under the headings “Business,” “Risk Factors” and Management’s Discussion and Analysis of Financial Condition and Results of Operations”

in AVANT’s Annual Report on Form 10-K for the year ended December 31, 2006, as well as those described in AVANT’s other press releases and filings with the Securities and Exchange Commission, from time to time. You should carefully review all of these factors, and you should be aware that there may be other factors that could cause these differences. These forward-looking statements were based on information, plans and estimates at the date of this press release, and AVANT does not undertake to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.